Supplemental Operating and Financial Data
For the Quarter and Year Ended December 31, 2008

Douglas Emmett, Inc.	TABLE OF CONTENTS

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.  You should not rely on forward looking statements as predictions of future events. Forward looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Southern California and Honolulu; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in rent control laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; the consequences of any future terrorist attacks; and other risks and uncertainties detailed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Douglas Emmett, Inc.

CORPORATE DATA

Douglas Emmett, Inc.	CORPORATE DATA as of December 31, 2008

Douglas Emmett, Inc. (NYSE: DEI) is a fully integrated, self-administered and self-managed real estate investment trust (REIT), and one of the largest owners and operators of high-quality office and multifamily properties located in submarkets in California and Hawaii. The Company’s properties are concentrated in ten submarkets – Brentwood, Olympic Corridor, Century City, Santa Monica, Beverly Hills, Westwood, Sherman Oaks/Encino, Warner Center/Woodland Hills, Burbank, and Honolulu.  The Company focuses on owning and acquiring a substantial share of top-tier office properties and premier multifamily communities in neighborhoods that possess significant supply constraints, high-end executive housing and key lifestyle amenities.

This Supplemental Operating and Financial Data supplements the information provided in our reports filed with the Securities and Exchange Commission.  Additional information about us and our properties is also available at our website www.douglasemmett.com.

Number of office properties owned (1)	55
Square feet owned (in thousands) (1)	13,328
Office leased rate as of December 31, 2008 (1)	93.1%
Office occupied rate as of December 31, 2008 (1) (2)	92.4%
Number of multifamily properties owned	9
Number of multifamily units owned	2,868
Multifamily leased rate as of December 31, 2008	99.1%
Market capitalization (in thousands):
Total debt(3) (4)	3,483,800
Common equity capitalization(5)	2,038,602
Total market capitalization	5,522,402
Debt/total market capitalization	63.1%
Common stock data (NYSE:DEI):
Range of closing prices(6)	$8.26 - $22.45
Closing price at quarter end	$13.06
Weighted average diluted shares outstanding (in thousands) (6) (7)	156,062
Shares of common stock outstanding on December 31, 2008 (in thousands) (8)	121,897

(1)
All properties are 100% owned except Honolulu Club (78,000 square feet) owned by a joint venture in which we own a 66.7% interest and 6 properties totaling 1.4 million square feet owned by a fund in which we own a 50% interest.

(2)	Represents percent leased less signed leases not yet commenced.
(3)	Excludes non-cash loan premium.
(4)	Excludes one-third of the $18 million debt and 50% of the $365 million debt carried by consolidated entities in which our operating partnership owns interests.
(5)	Common equity capitalization represents the total number of shares of common stock and OP units outstanding multiplied by the closing price of our stock at the end of the period.
(6)	For the quarter ended December 31, 2008.
(7)	Diluted shares shown here represent ownership in our company through shares of common stock and OP units.
(8)	This amount represents undiluted shares, and does not include OP units.

Douglas Emmett, Inc.	INVESTOR INFORMATION

CORPORATE
808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401
(310) 255-7700

BOARD OF DIRECTORS

Dan A. Emmett Chairman of the Board, Douglas Emmett, Inc	Leslie E. Bider Chief Executive Officer, PinnacleCare	Thomas E. O’Hern Executive Vice President, Chief Financial Officer and Treasurer, Macerich Company
Jordan L. Kaplan President and Chief Executive Officer, Douglas Emmett, Inc.	Victor J. Coleman Managing Director, Hudson Capital, LLC	Dr. Andrea L. Rich Former President and Chief Executive Officer, Los Angeles Museum of Art, and Former Executive Vice Chancellor and Chief Operating Officer, University of California Los Angeles
Kenneth M. Panzer Chief Operating Officer, Douglas Emmett, Inc.	Ghebre Selassie Mehreteab Chief Executive Officer, NHP Foundation	William Wilson III Former Chairman, Cornerstone Properties, Inc., Managing Partner, Wilson Meany Sullivan, LLC

EXECUTIVE AND SENIOR MANAGEMENT

Jordan L. Kaplan President and Chief Executive Officer	Kenneth M. Panzer Chief Operating Officer	William Kamer Chief Financial Officer
Allan B. Golad SVP, Property Management	Gregory R. Hambly Chief Accounting Officer	Michael J. Means SVP, Commercial Leasing

INVESTOR RELATIONS

Mary C. Jensen
Vice President - Investor Relations
(310) 255-7751
Email Contact:  mjensen@douglasemmett.com
Please visit our corporate website at:  www.douglasemmett.com

Douglas Emmett, Inc.

CONSOLIDATED
FINANCIAL RESULTS

Douglas Emmett, Inc.	BALANCE SHEETS (in thousands)

	December 31, 2008	December 31, 2007
	(unaudited)
Assets
Investment in real estate:
Land	$900,213	$825,560
Buildings and improvements	5,528,567	4,978,124
Tenant improvements and lease intangibles	552,536	460,486
	6,981,316	6,264,170
Less: accumulated depreciation	(490,125)	(242,114)
Net investment in real estate	6,491,191	6,022,056
Cash and cash equivalents	8,655	5,843
Tenant receivables, net	2,197	955
Deferred rent receivables, net	33,039	20,805
Interest rate contracts	176,255	84,600
Acquired lease intangible assets, net	18,163	24,313
Other assets	31,304	31,396
Total assets	$6,760,804	$6,189,968
Liabilities
Secured notes payable	$3,672,300	$3,080,450
Unamortized non-cash debt premium	20,485	25,227
Interest rate contracts	407,492	129,083
Accrued interest payable	22,982	13,963
Accounts payable and accrued expenses	46,233	48,741
Acquired lease intangible liabilities, net	195,036	218,371
Security deposits	35,890	31,309
Dividends payable	22,856	19,221
Other liabilities	57,316	-
Total liabilities	4,480,590	3,566,365
Minority interests	505,025	793,764
Stockholders’ Equity
Common stock	1,219	1,098
Additional paid-in capital	2,284,429	2,019,716
Accumulated other comprehensive income	(274,111)	(101,163)
Accumulated deficit	(236,348)	(89,812)
Total stockholders’ equity	1,775,189	1,829,839
Total liabilities and stockholders’ equity	$6,760,804	$6,189,968

Douglas Emmett, Inc.	QUARTERLY AND ANNUAL OPERATING RESULTS (unaudited and in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Revenues:
Office rental:
Rental revenues	$110,471	$97,833	$433,487	$376,921
Tenant recoveries	9,869	7,131	32,392	30,269
Parking and other income	17,726	16,124	71,498	61,379
Total office revenues	138,066	121,088	537,377	468,569
Multifamily rental:
Rental revenues	16,380	17,040	66,510	67,427
Parking and other income	1,124	930	4,207	3,632
Total multifamily revenues	17,504	17,970	70,717	71,059

Total revenues	155,570	139,058	608,094	539,628

Operating Expenses:
Office expenses	44,200	37,541	166,124	148,582
Multifamily expenses	4,191	4,428	17,079	18,735
General and administrative	6,389	5,462	22,646	21,486
Depreciation and amortization	63,793	57,349	248,011	209,593
Total operating expenses	118,573	104,780	453,860	398,396

Operating income	36,997	34,278	154,234	141,232

Interest and other income	3,091	36	3,580	695
Interest expense	(48,147)	(42,497)	(193,727)	(160,616)
Loss before minority interests	(8,059)	(8,183)	(35,913)	(18,689)
Minority interests	1,690	2,493	7,920	5,681
Net loss	$(6,369)	$(5,690)	$(27,993)	$(13,008)

Net loss per common share – basic and diluted(1)	$(0.05)	$(0.05)	$(0.23)	$(0.12)

Weighted average shares of common stock outstanding – basic and diluted(1)	121,777	109,834	120,726	112,646

(1)
Diluted shares are calculated in accordance with accounting principles generally accepted in the United States (GAAP) and include common stock plus dilutive equity instruments, as appropriate.  This amount excludes OP units, which are included in the non-GAAP calculation of diluted shares on page 2.

Douglas Emmett, Inc.	FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS (unaudited and in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Funds From Operations (FFO)
Net loss	$(6,369)	$(5,690)	$(27,993)	$(13,008)
Depreciation and amortization of real estate assets	63,793	57,349	248,011	209,590
Minority interests	(1,690)	(2,493)	(7,920)	(5,681)
Loss on asset disposition	-	-	65	-
Less: adjustments attributable to minority interest in consolidated joint venture	(157)	-	(470)	-
FFO	$55,577	$49,166	$211,693	$190,901
Adjusted Funds From Operations (AFFO)
FFO	$55,577	$49,166	$211,693	$190,901
Straight-line rent adjustment	(1,348)	(4,136)	(12,234)	(17,218)
Amortization of acquired above and below market leases	(10,577)	(10,628)	(42,907)	(40,561)
Amortization of interest rate contracts and loan premium	(315)	2,511	9,063	9,067
Amortization of prepaid financing	666	353	2,083	1,135
Recurring capital expenditures, tenant improvements and leasing commissions	(10,618)	(10,260)	(29,018)	(30,142)
Non-cash compensation expense	1,137	491	6,596	2,321
Less: adjustments attributable to minority interest in consolidated joint venture	48	-	154	-
AFFO	$34,570	$27,497	$145,430	$115,503

Weighted average share equivalents outstanding - fully diluted	156,062	159,111	156,172	162,935
FFO per share- fully diluted	$0.36	$0.31	$1.36	$1.17
Dividends per share declared	$0.1875	$0.175	$0.75	$0.70
AFFO payout ratio	84.66%	99.91%	80.40%	97.53%

NOTE: See page 10 for our definition of FFO and AFFO.

Douglas Emmett, Inc.	SAME PROPERTY STATISTICAL AND FINANCIAL DATA (unaudited and in thousands, except statistics)

	Three Months Ended December 31,
	2008	2007	% Change

Same Property Office Statistics
Number of properties	47	47
Rentable square feet	11,637,122	11,635,785
% leased (average for 3 months)	94.3%	95.7%
% occupied (average for 3 months)	93.6%	94.5%

Same Property Multifamily Statistics
Number of properties	9	9
Number of units	2,868	2,868
% leased (average for 3 months)	99.3%	99.0%

Same Property Net Operating Income - GAAP Basis
Total office revenues	$119,495	$120,119	(0.5	) %
Total multifamily revenues	17,504	17,970	(2.6)
Total revenues	136,999	138,089	(0.8)

Total office expense	37,887	37,146	2.0
Total multifamily expense	4,191	4,428	(5.4)
Total property expense	42,078	41,574	1.2

Same Property NOI - GAAP basis	$94,921	$96,515	(1.7	) %

Same Property Net Operating Income - Cash Basis
Total office revenues	$111,936	$107,700	3.9%
Total multifamily revenues	16,621	16,065	3.5
Total revenues	128,557	123,765	3.9

Total office expense	37,933	37,548	1.0
Total multifamily expense	4,191	4,428	(5.4)
Total property expense	42,124	41,976	0.4

Same Property NOI - cash basis	$86,433	$81,789	5.7%

NOTE: See page 10 for our definition of NOI, same property and cash basis.

Douglas Emmett, Inc.	RECONCILIATION OF SAME PROPERTY NOI TO GAAP NET INCOME (LOSS) (unaudited and in thousands)

	Three Months Ended December 31,
	2008	2007
Same property office revenues - cash basis	$111,936	$107,700
GAAP adjustments	7,559	12,419
Same property office revenues - GAAP basis	119,495	120,119

Same property multifamily revenues - cash basis	16,621	16,065
GAAP adjustments	883	1,905
Same property multifamily revenues - GAAP basis	17,504	17,970

Same property revenues - GAAP basis	136,999	138,089

Same property office expenses - cash basis	(37,933)	(37,548)
GAAP adjustments	46	402
Same property office expenses - GAAP basis	(37,887)	(37,146)

Same property multifamily expenses - cash basis	(4,191)	(4,428)
GAAP adjustments	-	-
Same property multifamily expenses - GAAP basis	(4,191)	(4,428)

Same property expenses - GAAP basis	(42,078)	(41,574)

Same property Net Operating Income (NOI) - GAAP basis	94,921	96,515
Non-comparable office revenues	18,571	947
Non-comparable office expenses	(6,313)	(373)
Total property NOI - GAAP basis	107,179	97,089
General and administrative expenses	(6,389)	(5,462)
Depreciation and amortization	(63,793)	(57,349)
Operating income	36,997	34,278
Interest and other income	3,091	36
Interest expense	(48,147)	(42,497)
Loss before minority interests	(8,059)	(8,183)
Minority interests	1,690	2,493
Net loss	$(6,369)	$(5,690)

NOTE: See page 10 for our definition of NOI, same property and cash basis.

Douglas Emmett, Inc.	DEFINITIONS

Funds From Operations (FFO):  We calculate funds from operations before minority interest (FFO) in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT). FFO represents net income (loss), computed in accordance with accounting principles generally accepted in the United States of America (GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.  However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that results from use or market conditions nor  the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends. FFO should not be used as a supplement to or substitute for cash flow from operating activities computed in accordance with GAAP.

Adjusted Funds From Operations (AFFO):  Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance.  We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and straight-line rents, and then subtracting recurring capital expenditures, tenant improvements and leasing commissions.  AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs.  We believe that net income is the most directly comparable GAAP financial measure to AFFO.  We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

Net Operating Income (NOI):  Reported net income (or loss) is computed in accordance with GAAP.  In contrast, net operating income (NOI) is a non-GAAP measure consisting of the revenue and expense attributable to the real estate properties that we own and operate.  Although NOI is considered a non-GAAP measure, we present NOI on a “GAAP basis” by using property revenues and expenses calculated in accordance with GAAP.  The most directly comparable GAAP measure to NOI is net income (or loss), adjusted to exclude general and administrative expense, depreciation and amortization expense, interest income, interest expense, income from unconsolidated partnerships, minority interests in consolidated partnerships, gains (or losses) from sales of depreciable operating properties, net income from discontinued operations and extraordinary items.  Management uses NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.  We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI.  Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends.  NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP.

Same Property:  To facilitate a more meaningful comparison of NOI between periods, we calculate comparable amounts for a subset of our owned properties referred to as same properties.  Same property amounts are calculated as the amounts attributable to properties which have been owned and operated by us during the entire span of both periods compared.  Therefore, any properties either acquired after the first day of the earlier comparison period or sold before the last day of the later comparison period are excluded from same properties.  We may also exclude from the same property set any property that is undergoing a major repositioning project that would impact the comparability of its results between two periods.

Cash Basis:  NOI as defined above includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP, and is specifically labeled as “GAAP basis.”  We also believe that NOI calculated on a cash basis is useful for investors to understand our operations.  Cash basis NOI is also a non-GAAP measure, which we calculate by excluding from GAAP basis NOI our straight-line rent adjustments and the amortization of above/below market lease intangible assets and liabilities.  Accordingly, cash basis NOI should be considered only as a supplement to net income as a measure of our performance.  Cash basis NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends.  Cash basis NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP.

Douglas Emmett, Inc.	DEBT BALANCES as of December 31, 2008 (unaudited and in thousands)

	Maturity Date		Principal Balance		Variable Rate	Effective Annual Fixed Rate(1)	Swap Maturity Date
Variable Rate Swapped to Fixed Rate:
Fannie Mae Loan I(2)	06/01/12		$293,000		DMBS + 0.60%	4.70%	08/01/11
Fannie Mae Loan II(2)	06/01/12		95,080		DMBS + 0.60%	5.78	08/01/11
Modified Term Loan I(3)(4)	08/31/12		2,300,000		LIBOR + 0.85%	5.13	08/01/10 - 08/01/12
Term Loan II(5)(6)	08/18/13		182,500		LIBOR + 1.65%	5.52	09/04/12
Fannie Mae Loan III(2)	02/01/15		36,920		DMBS + 0.60%	5.78	08/01/11
Fannie Mae Loan IV(2)	02/01/15		75,000		DMBS + 0.76%	4.86	08/01/11
Term Loan III(7)	04/01/15		340,000		LIBOR + 1.50%	4.77	01/02/13
Fannie Mae Loan V(2)	02/01/16		82,000		LIBOR + 0.62%	5.62	03/01/12
Fannie Mae Loan VI(2)	06/01/17		18,000		LIBOR + 0.62%	5.82	06/01/12
Subtotal			3,422,500	(8)		5.12% (1)

Variable Rate:
Wells Fargo Loan(9)	03/01/11	(10)	12,000		LIBOR + 1.25%	--	--
$370 Million Senior Secured Revolving Credit Facility(11)	10/30/11	(12)	49,300		LIBOR / Fed Funds +(13)	--	--
Subtotal			61,300
Total, net of portion attributable to minority interest in consolidated joint venture and fund			$3,483,800	(14)

(1)
Includes the effect of interest rate contracts.  Based on actual/360-day basis and excludes amortization of loan fees and unused fees on credit line.  The total effective rate on an actual/365-day basis is 5.19% at December 31, 2008.

(2)	Secured by four separate collateralized pools. Fannie Mae Discount Mortgage-Backed Security (DMBS) generally tracks 90-day LIBOR.
(3)	Secured by seven separate cross-collateralized pools. Requires monthly payments of interest only, with outstanding principal due upon maturity.
(4)
Includes $1.11 billion swapped to 4.96% until August 1, 2010; $545.0 million swapped to 5.83% until December 1, 2010; $322.5 million swapped to 5.05% until August 1, 2011; and $322.5 million swapped to 5.09% until August 1, 2012.

(5)	Secured by six properties in a cross-collateralized pool. Requires monthly payments of interest only, with outstanding principal due upon maturity.
(6)	This is a $365 million loan held by a consolidated entity in which our Operating Partnership owns one-half of the common equity.
(7)	Secured by four properties in a cross-collateralized pool. Requires monthly payments of interest only, with outstanding principal due upon maturity.
(8)	As of December 31, 2008, the weighted average remaining life of our total outstanding debt is 4.1 years, and the weighted average remaining life of the interest rate swaps is 2.4 years.
(9)	This is an $18 million loan held by a consolidated entity in which our Operating Partnership owns a two-thirds interest. The loan has a one-year extension option.
(10)	Represents maturity date of March 1, 2010 which we may extend to March 1, 2011.
(11)	This credit facility is secured by nine properties and has two one-year extension options available.
(12)	Represents maturity date of October 30, 2009 which we may extend to October 30, 2011.
(13)
This revolver bears interest at either LIBOR +0.70% or Fed Funds +0.95% at our election.  If the amount outstanding exceeds $262.5 million, the credit facility bears interest at either LIBOR +0.80% or Fed Funds +1.05% at our election.

(14)	Excludes the unamortized non-cash debt premium of $20,485 which represents the mark-to-market adjustment recorded on all variable rate debt outstanding at the time of our IPO.

Douglas Emmett, Inc.

PORTFOLIO DATA

Douglas Emmett, Inc.	OFFICE PORTFOLIO SUMMARY (1) as of December 31, 2008

Submarket	Number of Properties	Rentable Square Feet (2)	Square Feet as a Percent of Total

West Los Angeles
Brentwood	13	1,390,768	10.4%
Olympic Corridor	5	1,096,079	8.2
Century City	3	915,980	6.9
Santa Monica	8	969,971	7.3
Beverly Hills	6	1,343,094	10.1
Westwood	2	396,807	3.0
San Fernando Valley
Sherman Oaks/Encino	11	3,180,954	23.9
Warner Center/Woodland Hills	3	2,855,864	21.4
Tri-Cities
Burbank	1	420,949	3.1
Honolulu	3	757,636	5.7
Total	55	13,328,102	100.0%

(1)
All properties are 100% owned except Honolulu Club (78,000 square feet) owned by a joint venture in which we own a 66.7% interest and 6 properties totaling 1.4 million square feet owned by a fund in which we own a 50% interest.

(2)
Based on BOMA 1996 remeasurement.  Total consists of 12,242,179 leased square feet, 923,081 available square feet, 76,251 building management use square feet, and 86,591 square feet of BOMA 1996 adjustment on leased space.

Douglas Emmett, Inc.	OFFICE PORTFOLIO OCCUPANCY AND IN-PLACE RENTS (1) as of December 31, 2008

Submarket	Percent Leased(2)	Annualized Rent(3)	Annualized Rent Per Leased Square Foot (4)	Monthly Rent Per Leased Square Foot
West Los Angeles
Brentwood	95.8%	$50,139,136	$38.06	$3.17
Olympic Corridor	94.6	32,551,780	32.14	2.68
Century City	98.2	32,133,272	36.14	3.01
Santa Monica (5)	93.2	44,236,506	49.86	4.15
Beverly Hills	91.9	46,009,751	38.36	3.20
Westwood	94.9	13,611,481	36.59	3.05
San Fernando Valley
Sherman Oaks/Encino	93.6	89,929,729	31.07	2.59
Warner Center/Woodland Hills	89.0	71,516,533	28.71	2.39
Tri-Cities
Burbank	100.0	13,383,871	31.79	2.65
Honolulu	89.8	22,706,974	34.05	2.84

Total / Weighted Average	93.1	$416,219,033	34.26	2.85

Recurring Capital Expenditures (1)
- Office (per rentable square foot) for the three months ended December 31, 2008			$0.14
- Office (per rentable square foot) for the twelve months ended December 31, 2008			$0.46

(1)
All properties are 100% owned except Honolulu Club (78,000 square feet) owned by a joint venture in which we own a 66.7% interest and 6 properties totaling 1.4 million square feet owned by a fund in which we own a 50% interest.

(2)	Includes 91,775 square feet with respect to signed leases not yet commenced.
(3)
Represents annualized monthly cash rent under leases commenced as of December 31, 2008 (excluding 91,775 square feet with respect to signed leases not yet commenced).  The amount reflects total cash rent before abatements.  For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(4)	Represents annualized rent divided by leased square feet (excluding 91,775 square feet with respect to signed leases not commenced) as set forth in note (2) above for the total.
(5)	Includes $1,287,232 of annualized rent attributable to our corporate headquarters at our Lincoln/Wilshire property.

Douglas Emmett, Inc.	MULTIFAMILY PORTFOLIO SUMMARY as of December 31, 2008

Submarket	Number of Properties	Number of Units	Units as a Percent of Total

West Los Angeles
Brentwood	5	950	33%
Santa Monica	2	820	29
Honolulu	2	1,098	38
Total	9	2,868	100%

Submarket	Percent Leased	Annualized Rent (1)	Monthly Rent Per Leased Unit

West Los Angeles
Brentwood	99.5%	$24,096,283	$2,125
Santa Monica(2)	98.7	20,501,004	2,112
Honolulu	99.0	18,273,968	1,401
Total / Weighted Average	99.1	$62,871,255	1,844

Recurring Capital Expenditures
- Multifamily (per unit) for the three months ended December 31, 2008			$254
- Multifamily (per unit) for the twelve months ended December 31, 2008			$547

(1)	Represents December 31, 2008 multifamily rental income annualized.
(2)	Excludes 10,013 square feet of ancillary retail space, which generates $293,022 of annualized rent as of December 31, 2008.

Douglas Emmett, Inc.	TENANT DIVERSIFICATION (1) (1.0% or Greater of Annualized Rent) as of December 31, 2008

	Number of Leases	Number of Properties	Lease Expiration(2)	Total Leased Square Feet	Percent of Rentable Square Feet	Annualized Rent(3)	Percent of Annualized Rent

Time Warner(4)	4	4	2010-2019	642,845	4.8%	$21,256,817	5.1%
AIG (Sun America Life Insurance)	1	1	2013	182,010	1.4	5,704,276	1.3
The Endeavor Agency, LLC	2	1	2019	113,878	0.9	4,972,648	1.2
Metrocities Mortgage, LLC(5)	2	2	2010-2015	138,040	1.0	4,101,901	1.0
Bank of America(6)	11	8	2009-2013	112,925	0.8	4,039,137	1.0
Total(7)	20	16		1,189,698	8.9%	$40,074,779	9.6%

(1)
All properties are 100% owned except Honolulu Club (78,000 square feet) owned by a joint venture in which we own a 66.7% interest and 6 properties totaling 1.4 million square feet owned by a fund in which we own a 50% interest.

(2)	Expiration dates are per leases and do not assume exercise of renewal, extension or termination options. For tenants with multiple leases, expirations are shown as a range.
(3)
Represents annualized monthly cash rent under leases commenced as of December 31, 2008.  The amount reflects total cash rent before abatements. For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(4)
Includes a 62,000 square foot lease expiring in June 2010, a 10,000 square foot lease expiring in October 2013, a 150,000 square foot lease expiring in April 2016, and a 421,000 square foot lease expiring in September 2019.

(5)	Includes a 8,000 square foot lease expiring in September 2010 and a 130,000 square foot lease expiring in February 2015.
(6)
Includes a 5,000 square foot lease expiring in September 2009, a 9,000 square foot lease expiring in September 2010, a 7,000 square foot lease expiring in December 2010, two leases total 19,000 square foot expiring in January 2011, a 2,000 square foot lease expiring in May 2011, a 16,000 square foot lease expiring in July 2011, a 41,000 square foot lease expiring in January 2012, a 6,000 square foot lease expiring in May 2012, and a 8,000 square foot lease expiring in July 2013.

(7)	Excludes Health Net that occupies 177,000 square feet. Out of total square feet, 125,000 square feet expire in December 2014 and 51,000 square feet expired at the end of December 31, 2008.

Douglas Emmett, Inc.	INDUSTRY DIVERSIFICATION (1) as of December 31, 2008

Industry	Number of Leases	Annualized Rent as a Percent of Total

Legal	353	15.9%
Financial Services	270	14.7
Entertainment	120	11.3
Real Estate	165	9.1
Health Services	297	9.0
Accounting & Consulting	213	8.4
Insurance	85	7.6
Retail	163	7.0
Technology	70	3.9
Advertising	57	3.3
Public Administration	29	1.8
Educational Services	10	0.7
Other	266	7.3
Total	2,098	100.0%

(1)
All properties are 100% owned except Honolulu Club (78,000 square feet) owned by a joint venture in which we own a 66.7% interest and 6 properties totaling 1.4 million square feet owned by a fund in which we own a 50% interest.

Douglas Emmett, Inc.	LEASE DISTRIBUTION (1) as of December 31, 2008

	Number of Leases	Leases as a Percent of Total	Rentable Square Feet (2)		Square Feet as a Percent of Total	Annualized Rent(3)	Annualized Rent as a Percent of Total

2,500 or less	1,033	49.2%	1,413,098		10.6%	$51,154,968	12.3%
2,501-10,000	783	37.3	3,809,780		28.6	131,241,752	31.5
10,001-20,000	188	9.0	2,637,920		19.8	88,723,238	21.3
20,001-40,000	65	3.1	1,784,910		13.4	60,924,562	14.6
40,001-100,000	22	1.1	1,247,281		9.4	44,736,346	10.8
Greater than 100,000	7	0.3	1,257,415		9.4	39,438,167	9.5
Subtotal	2,098	100.0%	12,150,404	(5)	91.2%	416,219,033	100.0%
Available	-	-	923,081		6.9	-	-
BOMA Adjustment(4)	-	-	86,591		0.6	-	-
Building Management Use	-	-	76,251		0.6	-	-
Signed leases not commenced	-	-	91,775		0.7	-	-
Total	2,098	100.0%	13,328,102		100.0%	$416,219,033	100.0%

(1)
All properties are 100% owned except Honolulu Club (78,000 square feet) owned by a joint venture in which we own a 66.7% interest and 6 properties totaling 1.4 million square feet owned by a fund in which we own a 50% interest.

(2)
Based on BOMA 1996 remeasurement. Total consists of 12,242,179 leased square feet (includes 91,775 square feet with respect to signed leases not commenced), 923,081 available square feet, 76,251 building management use square feet, and 86,591 square feet of BOMA 1996 adjustment on leased space.

(3)
Represents annualized monthly cash base rent (i.e., excludes tenant reimbursements, parking and other revenue) under leases commenced as of December 31, 2008 (does not include 91,775 square feet with respect to signed leases not yet commenced). The amount reflects total cash rent before abatements. For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(4)	Represents square footage adjustments for leases that do not reflect BOMA 1996 remeasurement.
(5)	Average tenant size is approximately 5,800 square feet. Median is approximately 2,500 square feet.

Douglas Emmett, Inc.	LEASE EXPIRATIONS (1) as of December 31, 2008

Year of Lease Expiration	Number of Leases Expiring	Rentable Square Feet(2)	Expiring Square Feet as a Percent of Total	Annualized Rent(3)	Annualized Rent as a Percent of Total	Annualized Rent Per Leased Square Foot(4)	Annualized Rent Per leased Square Foot at Expiration(5)

Available	-	923,081	6.9%	$-	- %	$-	$-
2009	459	1,779,677	13.4	57,697,675	13.9	32.42	32.76
2010	424	1,764,955	13.2	59,400,755	14.3	33.66	34.97
2011	391	1,767,625	13.3	61,155,401	14.7	34.60	37.27
2012	292	1,546,975	11.6	52,106,515	12.5	33.68	37.72
2013	257	1,658,473	12.4	60,385,850	14.5	36.41	42.25
2014	121	962,824	7.2	31,550,518	7.6	32.77	41.14
2015	57	650,171	4.9	21,176,002	5.1	32.57	41.19
2016	30	615,805	4.6	20,131,321	4.8	32.69	39.46
2017	28	321,680	2.4	11,020,923	2.7	34.26	47.59
2018	28	289,460	2.2	13,511,401	3.2	46.68	65.37
2019	6	622,359	4.7	21,371,681	5.1	34.34	44.04
Thereafter	5	170,400	1.3	6,710,991	1.6	39.38	55.15
BOMA Adjustment(6)	-	86,591	0.6	-	-	-	-
Building Management Use	-	76,251	0.6	-	-	-	-
Signed leases not commenced	-	91,775	0.7	-	-	-	-
Total/Weighted Average	2,098	13,328,102	100.0%	$416,219,033	100.0%	$34.26	$39.18

(1)
All properties are 100% owned except Honolulu Club (78,000 square feet) owned by a joint venture in which we own a 66.7% interest and 6 properties totaling 1.4 million square feet owned by a fund in which we own a 50% interest.

(2)
Based on BOMA 1996 remeasurement. Total consists of 12,242,179 leased square feet (includes 91,775 square feet with respect to signed leases not commenced), 923,081 available square feet, 76,251 building management use square feet, and 86,591 square feet of BOMA 1996 adjustment on leased space.

(3)	Represents annualized monthly base rent under leases commenced as of December 31, 2008. The amount reflects total base rent before abatements.
(4)	Represents annualized rent divided by leased square feet.
(5)	Represents annualized rent at expiration divided by leased square feet.
(6)	Represents the square footage adjustments for leases that do not reflect BOMA 1996 remeasurement.

Douglas Emmett, Inc.	QUARTERLY LEASE EXPIRATIONS – NEXT FOUR QUARTERS (1) as of December 31, 2008

Submarket		Q1 2009		Q2 2009		Q3 2009		Q4 2009

West Los Angeles
Brentwood	Expiring SF	43,960		35,439		51,396		102,347
	Rent per SF(2)	$35.63		$37.14		$32.81		$32.76
Olympic Corridor	Expiring SF	21,287		59,194		27,690		55,977
	Rent per SF(2)	$27.38		$29.48		$34.46		$31.99
Century City	Expiring SF	9,261		56,491		23,235		22,130
	Rent per SF(2)	$32.74		$32.43		$31.10		$32.22
Santa Monica	Expiring SF	979		16,802		5,649		47,310
	Rent per SF(2)	$43.89		$37.31		$33.23		$60.09
Beverly Hills	Expiring SF	38,441		35,053		62,956		92,280
	Rent per SF(2)	$35.13		$33.47		$32.81		$37.01
Westwood	Expiring SF	3,015		10,930		2,918		29,532
	Rent per SF(2)	$36.41		$33.95		$34.58		$36.52
San Fernando Valley
Sherman Oaks/Encino	Expiring SF	83,498		62,058		119,288		121,262
	Rent per SF(2)	$30.71		$29.76		$30.75		$31.73
Warner Center/Woodland Hills	Expiring SF	142,982		177,451		49,831		87,046
	Rent per SF(2)	$29.58		$28.99		$29.28		$29.01
Tri-Cities
Burbank	Expiring SF	-		-		-		-
	Rent per SF(2)	$-		$-		$-		$-
Honolulu	Expiring SF	10,427		8,939		35,278		27,345
	Rent per SF(2)	$31.97		$39.63		$44.46		$30.20
Total	Expiring SF	353,850	(3)	462,357	(4)	378,241	(5)	585,229	(6)
	Rent per SF(2)	$31.32		$31.17		$32.82		$34.84

(1)
All properties are 100% owned except Honolulu Club (78,000 square feet) owned by a joint venture in which we own a 66.7% interest and 6 properties totaling 1.4 million square feet owned by a fund in which we own a 50% interest.

(2)
Represents annualized base rent (i.e., excludes tenant reimbursements, parking and other revenue) per leased square foot at expiration. The amount reflects total cash rent before abatements. For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(3)	As of December 31, 2008, 184,568 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter ending March 31, 2009.
(4)	As of December 31, 2008, 93,987 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter ending June 30, 2009.
(5)	As of December 31, 2008, 51,931 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter ending September 30, 2009.
(6)	As of December 31, 2008, 15,622 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter ending December 31, 2009.

Douglas Emmett, Inc.	OFFICE PORTFOLIO LEASING ACTIVITY (1) for the three months ended December 31, 2008

Gross New Leasing Activity
Rentable square feet	96,603
Number of leases	37
Gross Renewal Leasing Activity
Rentable square feet	226,556
Number of leases	59
Net Absorption
Leased rentable square feet	(129,768)
Cash Rent Growth (2)
Expiring Rate	$34.09
New/Renewal Rate	$39.81
Increase	16.8%
Straight-Line Rent Growth (3)
Expiring Rate	$32.16
New/Renewal Rate	$42.75
Increase	32.9%
Weighted Average Lease Terms
New (in months)	55
Renewal (in months)	53

	Total Lease	Annual Lease
	Transaction	Transaction
Tenant Improvement and Leasing Commissions (per rentable square foot) (4)	Costs	Costs
New leases	$21.93	$4.79
Renewal leases	$16.73	$3.81
Blended	$18.28	$4.11

(1)
All properties are 100% owned except Honolulu Club (78,000 square feet) owned by a joint venture in which we own a 66.7% interest and 6 properties totaling 1.4 million square feet owned by a fund in which we own a 50% interest.

(2)	Represents the difference between initial stabilized cash rents on new and renewal leases as compared to the expiring cash rents on the same space.
(3)	Represents a comparison between straight-line rent on expiring leases and the straight-line rent for new leases on the same space.
(4)	Represents weighted average lease transaction costs based on the leases executed in the current quarter in our properties, including repositioned properties.